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                                                                    EXHIBIT 10.3

                              ELEVENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This Eleventh Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of June 17, 1999 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 1998, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999, that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999, that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of May 12, 1999 and that certain Tenth Amendment to Amended and Restated Credit Agreement dated as of May 27, 1999 (as so amended, the "Credit Agreement").

                  B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                  Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "During the period from and after June 17, 1999 until the Borrower Base is redetermined in accordance with this Section (or otherwise automatically reduced under Section 2.04(g)) the amount of the Borrowing Base shall be $26,937,529."


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         b. Section 2.07(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) On each of the dates set forth below (each a "Scheduled Loan Paydown Date") the Borrower shall repay the Loans comprising part of the same Borrowing in whole or ratably in part in an amount equal to the "Scheduled Paydown Amount" set forth opposite such Scheduled Loan Paydown Date:

                  Scheduled Loan                Scheduled
                   Paydown Date              Paydown Amount
                   ------------              --------------
                 August 10, 1999               $2,687,529
                 August 15, 1999               $2,500,000
                 August 31, 1999                 $750,000

         c. The date of "June 30, 1999" set forth in Section 4.17(b) of the Credit Agreement is hereby amended to read "August 31, 1999."

         d. Section 6.02(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "and (l) Liens described on Schedule 6.02 securing the Indebtedness described on Schedule 6.02 so long as such Liens have been released and/or extinguished on or before August 10, 1999;"

         e. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.07. Sales of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary, (c) the sale of the Costilla Divestiture Properties; provided that with respect to any such sale of Costilla Divestiture Properties (i) the sale is consummated on or before August 10, 1999, (ii) the cash sales proceeds received by the Borrower for each group of Costilla Divestiture Properties is not less than the Minimum Sales Price for such group of Costilla Divestiture Properties as set forth on Schedule 6.07, (iii) at least 60% of the sales proceeds from such sale is applied to partially repay the Loans and (iv) the remaining sales proceeds are applied by the Borrower toward the payment of (y) existing Indebtedness and obligations of the Borrower and/or (z) the costs and expenses of operating, maintaining and developing its Oil and Gas Properties, (d) the sale of the Rocky Mountain Divestiture Properties; provided that with respect to any such sale of Rocky Mountain Divestiture Properties



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         (i) the sale is consummated on or each group of Rocky Mountain
         Divestiture Properties is not less than the Minimum Sales Price for such group of Rocky Mountain Divestiture Properties as set forth on
         Schedule 6.07, (iii) at least 60% of the cash sales proceeds received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties is applied to partially repay the Loans, (iv) the remaining cash sales proceeds received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties are applied by the Borrower toward the payment of (y) existing Indebtedness and obligations of the Borrower and/or (z) the costs and expenses of operating, maintaining and developing its Oil and Gas Properties, (v) the cash sales proceeds to be received by the Borrower at closing for each group of Rocky Mountain Divestiture Properties is not less than 75% of the total cash sales price for such group of Rocky Mountain Divestiture Properties
         (vi) the Agent, in its sole discretion, shall have approved of the terms of the sale of each group of Rocky Mountain Divestiture Properties, (vii) 100% of the cash sales proceeds received by the Borrower after closing for each group of Rocky Mountain Divestiture Properties is applied to partially repay the Loans and (viii) the Borrower shall have granted a first priority Lien in favor of the Agent as security for the Obligations on such post-closing cash sales proceeds and the Borrower's rights thereto pursuant to Security Documents satisfactory in form and substance to the Agent, and (e) farmouts and leases of any of the Borrowers Oil and Gas Properties that do not have any Proved Reserves attributable thereto so long as such farmouts and leases are in the ordinary course of business and on terms customary in the industry."

         f. The last sentence of Section 9.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Notwithstanding the foregoing, (y) the Agent may (without the consent of the Banks) release or subordinate (as appropriate) the Lien created under the Security Documents on any assets of the Borrower or any of its Subsidiaries if the sale, farmout or lease of such assets is permitted under Section 6.07 and (z) any waiver of any Default or Event of Default under Sections 7.01(c), (d), (e), (f), (g) or (m) or any Default that with the giving of notice or the lapse of time or both could become an Event of Default under Sections 7.01(c), (d), (e), (f), or (m) shall become effective for the specific instance and for the specific purpose for which given if such waiver is in writing and signed by the Borrower and the Required Banks."

                  Section 3. Limited Waiver of Credit Agreement. The Bank Group hereby waives compliance by the Borrower with Sections 9(a) and 9(b) of the Eighth Amendment to Amended and Restated Credit Agreement dated as of March 31, 1999 until August 10, 1999. The Bank Group hereby waives compliance by the Borrower with the last sentence of Section 5.11 of the Credit Agreement until July 15, 1999. The Bank Group hereby waives, until August 10, 1999, the Default under Section 7.01(e) of the Credit Agreement resulting from the Borrower's failure to pay BTCo. (a) an amount equal to $368,900 that became due on May 5, 1999 under a certain Bank Group Derivative between the Borrower and BTCo., (b) an amount equal to $206,640 that became due on June 3, 1999 under a certain Bank Group Derivative between the Borrower and BTCo. and (c) an



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amount equal to $171,802 that became due on June 7, 1999 under a certain Bank
Group Derivative between the Borrower and BTCo. The Bank Group hereby waives, until August 10, 1999, any Default that would occur under Section 7.01(e) of the Credit Agreement resulting from the Borrower's failure to pay BTCo. any amount that becomes due between the date of this Amendment and August 10, 1999 under any Bank Group Derivative between the Borrower and BTCo. The Bank Group hereby waives, until August 10, 1999, compliance by the Borrower with Sections 6.04 and
6.05 of the Credit Agreement for the calendar quarter ending June 30, 1999. The foregoing waivers are limited to the above described matters and time period, shall expire on August 10, 1999, and shall not be construed as a waiver of any provision of the Credit Agreement or any other Loan Document with respect to any other matter or as a waiver of any other current or future Default or Event of Default under the Credit Agreement. The Bank Group reserves the right to exercise any rights or remedies with respect to any other such current or future Default or Event of Default under the Credit Agreement. The foregoing waiver of
Section 7.01(e) of the Credit Agreement shall not be deemed as a waiver of any right or remedy of BTCo. with respect to any Bank Group Derivative between the Borrower and BTCo. or as a release or forgiveness by BTCo. of any amount at any time owing by the Borrower to BTCo. in respect of any such Bank Group Derivative.

                  Section 4. Limitations of Amendments. THE AMENDMENTS TO THE CREDIT AGREEMENT AND WAIVERS SET FORTH HEREIN SHALL NOT (A) ESTABLISH A COURSE OF DEALING BETWEEN THE BORROWER AND THE BANK GROUP, (B) BE CONSIDERED A NORMAL AND CUSTOMARY PRACTICE BY ANY MEMBER OF THE BANK GROUP, OR (C) OBLIGATE ANY BANK TO AGREE TO ANY OTHER AMENDMENT OR WAIVER IN THE FUTURE FOR ANY PURPOSE. THE BORROWER FURTHER ACKNOWLEDGES THAT THE AMENDMENTS AND WAIVERS SET FORTH HEREIN ARE AN ACCOMMODATION TO THE BORROWER, MADE AT ITS REQUEST, AND THAT NO SIMILAR ACCOMMODATION IS PRESENTLY CONTEMPLATED OR CAN BE EXPECTED IN THE FUTURE.

                  Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                  Section 6. Effectiveness. This Amendment shall become effective in accordance with the terms of the Credit Agreement subject to the condition precedent that the Borrower shall have paid all outstanding fees and expenses of the Agent's counsel.

                  Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties



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by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                  Section 8. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 9. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                       COSTILLA ENERGY, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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                                      BANKERS TRUST COMPANY,
                                           as Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                      UNION BANK OF CALIFORNIA, N.A.,
                                          as Co-Agent and Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                      DEN NORSKE BANK ASA,
                                          as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                      WELLS FARGO BANK (TEXAS), N.A.,
                                          as Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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